KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date SCHARF INVESTMENTS 615 EAST MICHIGAN STREET MILWAUKEE, WISCONSIN 53202 1. To approve an Agreement and Plan of Reorganization (the "Plan") between the Trust, on behalf of the Scharf Fund, and the Trust, on behalf of the Scharf ETF, a newly-created series of the Trust, that provides for: (i) the acquisition of the assets and assumption of the liabilities of the Scharf Fund by the Scharf ETF in exchange solely for shares of the Scharf ETF of equal value (except for the value of any fractional Scharf Fund shares held by shareholders, which will be distributed in cash to Scharf Fund shareholders upon the closing of the reorganization), (ii) the pro rata distribution of such shares to the shareholders of the Scharf Fund, and (iii) the complete liquidation and dissolution of the Scharf Fund. 2. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof. V75357-TBD The Board of Trustees recommends that shareholders cast their vote "FOR" the following proposal: Please sign exactly as your name(s) appear(s) here. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. ! ! ! For Against Abstain To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com. V75358-TBD The undersigned shareholder of Scharf Fund hereby appoints Jeffrey T. Rauman, Elaine E. Richards, and Kevin J. Hayden, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at a special meeting (the "Meeting") of shareholders at the offices of the Scharf Fund's administrator, U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202 to vote on the Proposal and any other matters that may properly come before the Meeting or any adjournment or postponement thereof: THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL AND, IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Scharf Fund a Series of Advisors Series Trust 615 East Michigan Street Milwaukee, Wisconsin 53202 866-5SCHARF Special Meeting of Shareholders to be held on August 6, 2025

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date SCHARF INVESTMENTS 615 EAST MICHIGAN STREET MILWAUKEE, WISCONSIN 53202 1. To approve an Agreement and Plan of Reorganization (the "Plan") between the Trust, on behalf of the Scharf Global Fund, and the Trust, on behalf of the Scharf Global Opportunity ETF, a newly-created series of the Trust, that provides for: (i) the acquisition of the assets and assumption of the liabilities of the Scharf Global Fund by the Scharf Global Opportunity ETF in exchange solely for shares of the Scharf Global Opportunity ETF of equal value (except for the value of any fractional Scharf Global Fund shares held by shareholders, which will be distributed in cash to Scharf Global Fund shareholders upon the closing of the reorganization), (ii) the pro rata distribution of such shares to the shareholders of the Scharf Global Fund, and (iii) the complete liquidation and dissolution of the Scharf Global Fund. 2. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof. V75359-TBD The Board of Trustees recommends that shareholders cast their vote "FOR" the following proposal: Please sign exactly as your name(s) appear(s) here. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. ! ! ! For Against Abstain To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com. V75360-TBD The undersigned shareholder of Scharf Global Opportunity Fund (the "Scharf Global Fund") hereby appoints Jeffrey T. Rauman, Elaine E. Richards, and Kevin J. Hayden, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at a special meeting (the "Meeting") of shareholders at the offices of the Scharf Global Fund's administrator, U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202 to vote on the Proposal and any other matters that may properly come before the Meeting or any adjournment or postponement thereof: THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL AND, IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Scharf Global Opportunity Fund a Series of Advisors Series Trust 615 East Michigan Street Milwaukee, Wisconsin 53202 866-5SCHARF Special Meeting of Shareholders to be held on August 6, 2025